EXHIBIT 99

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, E. James Collard, President and  Director and Chief Executive Officer of Thunder Mountain Gold, Inc. (the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

This Annual Report on Form 10-KSB of the Registrant for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  April 15, 2003

/s/ E. James Collard

E. James Collard, President and Director

Chief Executive  Officer